Filed Pursuant to Rule 497(e)
1933 Act File No. 333-168040
1940 Act File No. 811-22436

EntrepreneurShares Series TrustTM
ERShares Global FundTM
ERShares US Small Cap Fund TM
ERShares US Large Cap Fund TM
April 10, 2019

Supplement to Prospectus and Statement of Additional Information
Each dated November 1, 2018

This supplement updates certain information in the Prospectus ("Prospectus") dated November 1, 2018, as supplemented to date, and the Statement of Additional Information ("SAI") dated November 1, 2018, as supplemented to date, for the ERShares Global FundTM, the ERShares US Small Cap FundTM, and the ERShares US Large Cap FundTM (each a "Fund" and, collectively, the "Funds"), each a series of EntrepreneurShares Series TrustTM, to revise information contained therein as described below.  For more information or to obtain a copy of the Prospectus and SAI free of charge, please contact the Funds at 1-877-271-8811.  You may also obtain a copy of the Prospectus and SAI free of charge on the Funds' website at www.entrepreneurshares.com or by writing the Funds at 235 West Galena Street, Milwaukee, Wisconsin 53212.  Please retain this supplement for future reference.
Appointment of a New Distributor
Effective April 1, 2019, Foreside Fund Services, LLC was appointed to serve as Distributor to the Funds.  All references in the in the Prospectus and SAI to the "Distributor" shall refer thereafter to Foreside Fund Services, LLC.  In addition, all references to the address of the Distributor shall be replaced thereafter with "Three Canal Plaza, Suite 100, Portland, Maine 04101", and the following information shall supplement the information in the Prospectus and SAI:
The Distributor, Foreside Fund Services, LLC, Three Canal Plaza, Suite 100, Portland, Maine 04101, is the principal underwriter of the Funds' shares and serves as the exclusive agent for the distribution of the Funds' shares.  The Distributor is a registered broker-dealer and is a member of the Financial Industry Regulatory Authority, Inc. (FINRA).  The Distributor may, in its discretion, and shall, at the request of the Trust, enter into agreements with such qualified broker-dealers and other financial intermediaries as it may select in order that such broker-dealers and other intermediaries also may sell shares of the Funds.
Under a Distribution Agreement with the Trust, the Distributor acts as the agent of the Trust in connection with the continuous offering of shares of the Funds.  The Distributor continually distributes shares of the Funds on a commercially reasonable efforts basis.  The Distributor has no obligation to sell any specific quantity of shares of the Funds.  The Distributor and its officers have no role in determining the investment policies or which securities are to be purchased or sold by the Funds.
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The date of this Supplement is April 10, 2019.